Related party loans	12 Months Ended
Dec. 31, 2025
Related party loans
Related party loans
15.	Related party loans:

On July 22, 2025, the Company entered into secured loans with two related parties of the Company for total proceeds of $1,400. The lenders are related parties of the Company through their representation on the Company’s Board of Directors. The loans bear interest at 15% per annum, with repayment due upon the earlier of a qualifying financing or August 8, 2025. The loan proceeds were used to fund short-term working capital needs.

The Company and the lenders entered into an equity set-off agreement, resulting in the outstanding principal and accrued interest of $1,408 being settled through participation in the Rights Offering, corresponding to the issuance of 887,243 Class B Series 1 redeemable convertible preferred shares and 3,179,370 Class B Series 3 redeemable convertible preferred shares.